                                                                    Exhibit 10.4

                                                          Confidential Treatment

================================================================================



                                SUPPLY AGREEMENT




                                     between




                            SATELLITE SERVICES, INC.


                                       and


               BRESNAN COMMUNICATIONS COMPANY LIMITED PARTNERSHIP





                          Dated as of October 31, 1984


================================================================================

         THIS AGREEMENT is made this 31st day of October, 1984, by and between Satellite Services, Inc., a Delaware corporation ("Distributor"), and Bresnan Communications Company Limited Partnership, a Michigan limited partnership ("Operator").

                                    RECITALS

         Operator, of which an affiliate of Distributor is one of the General Partners, owns cable television systems which are franchised or otherwise authorized to provide cable television services to the various communities in the State of Michigan listed on Exhibit A. Operator desires to appoint Distributor as the agent of Operator for obtaining pay cable television and satellite programming for delivery to the subscribers of the cable television systems presently owned or hereafter acquired by Operator, and Distributor desires to accept such appointment, on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, Operator and Distributor agree as follows:

         1. Definitions.

         (a) As used herein, the following terms shall have the following meanings (terms defined in the singular to have the same meanings when used in the plural and vice versa):
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                                                                               2


         Available Terms. As to any Pay CATV Programming, the terms and conditions upon which such programming would be available to Operator (for each class of customer of Operator) if it did not purchase it from Distributor hereunder.

         CATV Subscriber: Any person, whether an individual, business entity or institution, who pays a monthly service charge to lawfully receive basic or pay cable television programming.

         Distributor's Pay Programming Agreements: The agreements between Distributor and the suppliers of pay cable television or satellite programming, through which Distributor supplies such programming to cable television systems owned or operated by TCI, or by an entity in which TCI directly or indirectly owns an equity interest of the size specified in such agreements.

         FCC: Federal Communications Commission.

         Partnership Agreement: The Limited Partnership Agreement of Bresnan Communications Company Limited Partnership, dated as of the date hereof, among Bresnan Communications, Inc., a New York corporation, TCID of Michigan, Inc., a Nevada corporation, and William Bresnan, as said agreement may be amended from time to time.

         Pay CATV Subscriptions: As to each Pay CATV Programming service supplied hereunder, the number of CATV
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                                                                               3


Subscribers in the Systems who on any day receive from Operator such Pay CATV Programming service on such date.

         Pay CATV Programming: Any cable television programming (x) for which Operator charges its CATV Subscribers an additional fee above the applicable monthly charge for the basic cable television programming purchased by such Subscriber or (y) which is received by the Systems via satellite.

         Systems: All cable television systems presently owned or hereafter acquired by Operator as set forth in Exhibit A, as said Exhibit may be amended or supplemented from time to time.

         (b) Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

         2. Purchase; Programming Responsibility.

         2.1 Except as otherwise provided herein, Distributor agrees to provide to Operator, and Operator agrees to buy and procure exclusively from Distributor, all of the requirements of the Systems for Pay CATV Programming, subject to the terms and conditions hereinafter specified.

         2.2 Except as otherwise provided herein, Operator hereby retains Distributor, for so long as Distributor is supplying Pay CATV Programming to Operator hereunder, to make and execute decisions on Operator's behalf with respect to
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                                                                               4


marketing, selection of programming, channel allocation and similar matters relating to the requirements of the Systems for Pay CATV Programming.

         3. Programming and Benefits to be Supplied.

         3.1 Prior to the date hereof, Distributor submitted to Operator a plan, a copy of which is annexed hereto as Exhibit B (the "Plan"), setting forth its selection of Pay CATV Programming for the Systems, the channel allocation and marketing plan for such programming and similar matters relating thereto. Promptly following the execution hereof and the acquisition of any Systems hereafter, as necessary, Distributor will cause an order to be filed with the appropriate pay or satellite programming suppliers and otherwise take the steps required to assure the earliest possible availability of such programming in the Systems. From time to time hereafter and upon request of the Management Committee, Distributor will consult with the Management Committee with respect to the terms of the Plan and will submit to the Management Committee a revised Plan, reflecting all changes to the Plan which is then in effect that Distributor and the Management Committee have agreed upon, within 30 days after such agreement has been reached. In the event that any revised Plan provides for Operator to furnish to its CATV Subscribers any Pay CATV Programming not theretofore provided in the Systems, Distributor shall, on submission of such revisions to the Management Committee, confirm whether it can supply such programming to Operator at, or on terms better than, the Available Terms and, if it can, specify the terms at which such programming is offered to Operator. If Distributor cannot provide such programming to Operator at, or on terms better than, the Available Terms, then Operator may purchase such programming elsewhere.

         3.2 If, during the term of this Agreement, any of Distributor's Pay Programming Agreements pursuant to which any Pay CATV Programming is provided hereunder are terminated, or expire and are not renewed, or Distributor ceases generally to distribute any such Pay CATV Programming pursuant to any of such agreements, then Distributor shall as soon as practicable so notify Operator in writing and the Pay CATV Programming affected thereby shall be deleted from that supplied to Operator hereunder; provided, however, that Distributor agrees to use its best efforts to give Operator at least 60 days prior written notice of the deletion of any such programming. Operator shall have the right thereafter to obtain such programming from other sources and, if requested by Operator, Distributor will use reasonable efforts to assist Operator in doing so. Distributor shall have no further obligation to supply the deleted Pay CATV Programming to Operator and shall incur no cost or liability to Operator relating directly or indirectly to such deletion.

         3.3 If, as a result of any rate adjustment pursuant to Section 7.2(b) or otherwise, the rate paid by Operator for any of the Pay CATV Programming supplied pursuant hereto would be higher than the then Available Terms for such Pay CATV Programming, Operator may elect to purchase its requirements for the Pay CATV Programming affected by such adjustment elsewhere by giving written notice of such election to Distributor. Distributor will delete the Pay CATV Programming specified in such notice from the programming supplied hereunder as soon as practicable under the terms of Distributor's Pay Programming Agreements; provided, however, that Operator shall pay the adjusted rate for such Pay CATV Programming until the deletion thereof is effected.

         3.4 Distributor shall make available to Operator its pro rata share of all promotional material, program guides, time spots for local advertising, promotional fees and other benefits available or extended to Distributor under Distributor's Pay Programming Agreements for the Pay CATV Programming furnished to Operator hereunder. Operator's pro rata share of such benefits shall be based upon the ratio of the number of CATV Subscribers in the Systems who receive the applicable Pay CATV Programming to the number of CATV Subscribers receiving the applicable Pay CATV Programming in all cable television systems, including the Systems, to which Distributor supplies such Pay CATV Programming. Distributor hereby grants, or will cause to be granted, to Operator all licenses or sublicenses of the proprietary rights which its suppliers have in any Pay CATV Programming sold to Operator hereunder (including the names and marks relating to the Pay CATV Programming) as may be necessary for Operator to send or promote the Pay CATV Programming during the term of this Agreement without infringing any such proprietary rights. Distributor will execute, acknowledge and deliver to Operator any further documents necessary to effectuate the agreements set forth in this Section 3.4.

         4. Service Marks and Trade Names.

         Operator acknowledges that the names and marks relating to the Pay CATV Programming supplied pursuant to this Agreement and relating to the suppliers thereof are and will at all times remain the exclusive property of Distributor's suppliers of such programming and Operator shall acquire no proprietary or other rights therein by reason of this Agreement.

         5. Disclaimer of Title.

         Distributor does not claim title or copyright in itself to the Pay CATV Programming being sold hereunder.

Operator acknowledges that Distributor is merely an agent for the distribution of the Pay CATV Programming and Distributor is selling only such right or title to the Pay CATV Programming as it may hold.

         6. Availability of Indemnities.

         Subject to the next sentence, Distributor makes no representation as to whether the Pay CATV Programming being sold is free of the rightful claim of any third person by way of copyright infringement or the like, and disclaims any warranty against infringement with respect to such programming. Distributor represents and warrants that all of the indemnities set forth in any of Distributor's Pay Programming Agreements pursuant to which Distributor from time to time provides any Pay CATV Programming hereunder and made by the supplier of such programming extend to Operator as a result of Operator's purchase of such Pay CATV Programming hereunder and Distributor agrees to take all action necessary to enforce any such indemnity on behalf of Operator upon the request of Operator.

         7. Price and Payment.

         7.1 For all Pay CATV Programming supplied to Operator under the terms of this Agreement, Operator shall pay to Distributor within 30 days after billing therefor by Distributor, in arrears, the rates established in this

Section 7 in respect of the number of Pay CATV Subscriptions to such Pay CATV Programming in effect during the preceding month. Operator's payments made pursuant to this Section 7 shall be made to Distributor at the address for Distributor set forth in Section 16 of this Agreement.

         7.2 (a) Except as otherwise provided in Section 7.2(b), the rates for the Pay CATV Programming supplied pursuant to this Agreement shall be 100% of the rates paid by Distributor to the suppliers of such programming pursuant to the Distributor's Pay Programming Agreements, and shall be adjusted as and when such rates paid by Distributor are adjusted. Promptly after receipt by Distributor of notice from its suppliers of any rate adjustment relating to the Pay CATV Programming supplied hereunder, Distributor shall notify Operator of the amount and effective date of such adjustment.

         (b) The rates for Pay CATV Programming supplied pursuant to this Agreement in Systems acquired by Operator subsequent to the date hereof shall, if required by the terms of Distributor's Pay Programming Agreements, be the rates established in accordance with the agreements between the previous owners of such Systems and the applicable suppliers of such Pay CATV Programming until such time as Distributor is permitted in compliance with the terms of Distributor's

Pay Programming agreements to supply such programming at the rates specified in Section 7.2(a).

         7.3 In addition to the amounts payable pursuant to Section 7.2, Operator shall pay to Distributor at the same time as payments are made pursuant to Section 7.1 an administrative fee equal to * percent of the amount then due pursuant to Section 7.2.

         7.4 Amounts not paid pursuant to this Section 7 when due shall be subject to a delinquency charge at the rate of eighteen (18%) percent per annum from the due date thereof until paid.

         8. Subscriber Data.

         8.1 Operator shall deliver to Distributor not more than 15 days after the end of each calendar month a subscriber data report in form satisfactory to Distributor, setting forth such information as to the CATV Subscribers in the Systems, the Pay CATV Subscriptions and the Pay CATV Programming supplied pursuant hereto as Distributor is required from time to time to include in its reports to the suppliers of such programming, and certified as complete and correct by the General Manager or an appropriate officer of Operator. Specimens of the forms for the subscriber data reports currently required by Distributor's Pay Programming Agreements are annexed as Exhibit C and shall be used by Operator in

- --------
* Filed under an application for confidential treatment.

rendering the reports to Distributor required by this Section 8.1 until Distributor notifies Operator of any other or different forms on which such reports shall be rendered consistent with the reporting requirements of Distributor's suppliers.

         8.2 Upon written request of Distributor, Operator shall furnish Distributor copies of such portions of all regular and periodic reports which Operator shall or may be required to file with any federal, state or local regulatory agency including, but not limited to, the FCC, as pertain to the CATV Subscribers in the Systems, the Pay CATV Subscriptions or the Pay CATV Programming.

         8.3 For purposes of this Agreement, Distributor and its agents, representatives, and employees will be permitted, upon reasonable prior notice, to visit Operator's offices during normal, business hours and in a way which does not unreasonably interfere with normal business practices, in order to inspect, at Distributor's cost and expense, Operator's books and documents as such pertain to the Systems' CATV Subscribers, the Pay CATV Subscriptions and the billing practices of Operator for the purpose of determining the amounts due to Distributor and verifying the reports rendered to Distributor pursuant to this Agreement.

         9. Term.

         9.1 The term of this Agreement shall commence on the date hereof and, unless sooner terminated by agreement of the parties or pursuant to Section 9.2 of this Agreement, shall terminate upon the completion of the distribution of the assets and properties of Operator pursuant to Section 7.2 of the Partnership Agreement.

         9.2 This Agreement may be terminated as provided below upon the happening of any of the following events:

         (a) At either party's option, by giving the other at least 30 days' prior written notice, in the event that the other has made any material misrepresentation herein or fails to keep, observe or perform any material covenant, agreement, term or provision of this Agreement to be kept, observed or performed by it (including the obligation to make all payments when due and payable), and such misrepresentation or failure is continuing and not cured or satisfied within 30 days after such notice is given.

         (b) At Operator's option, immediately and without any requirement of notice, if any of the Events of Default specified in Section 7.3(a) of the Partnership Agreement occurs with respect to TCID or if the Event of Default described in Section 7.3(a)(ii) thereof (as if the reference to "any Partner" therein referred to Distributor) shall have occurred with respect to Distributor;

         (c) At Distributor's option, immediately and without any requirement of notice, if any of the Events of Default specified in Section 7.3(a) of the Partnership Agreement occurs with respect to BCI or the Limited Partner or if the Event of Default described in Section 7.3(a)(ii) thereof (as if the reference to "any Partner" therein referred to Operator) shall have occurred with respect to Operator;

         (d) By either party upon 60 days' prior written notice to the other, if TCID ceases for any reason to be a Partner of Operator and no Affiliate of TCID is admitted as a Substitute Partner, or if Distributor ceases for any reason to be an Affiliate of TCID (or such Substitute Partner).

         For purposes of this Agreement, BCI, as a Partner of Operator, shall have the right and authority to act on behalf of Operator in exercising Operator's right to terminate this Agreement pursuant to this Section 9.2, including in determining whether the conditions permitting such termination exist.

         9.3 Termination of this Agreement in accordance with this Section 9 shall not affect the rights of Operator or Distributor with respect to any damages it has suffered as a result of any breach of this Agreement, nor shall it affect the rights of Operator or Distributor with respect to any liabilities or claims accruing, or based upon events occurring, prior to the date of termination.

         10. Representations and Warranties of Operator.

         Operator hereby represents and warrants to Distributor as follows:

         10.1 Operator is a limited partnership duly organized, validly existing and in good standing, with full partnership power to conduct its business and operations under the laws of the State of Michigan and where otherwise required in the opinion of its counsel; and has full power and authority to execute, deliver and perform this Agreement and any other documents or instruments contemplated herein or required hereby.

         10.2 The execution, delivery and performance of this Agreement and the compliance with and fulfillment of the terms and conditions hereof, will not as of the date hereof (i) violate any provisions of any federal, state or local laws, statutes or ordinances, rules or regulations, judicial or administrative orders, awards, judgments or decrees applicable to Operator; (ii) conflict with, result in a breach of, or constitute a default under, any material agreement, license, franchise or instrument to which Operator is a party or by which it is bound; or (iii) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default under, the Partnership Agreement.

         10.3 Operator is duly licensed and in substantial compliance with all existing laws and regulations, whether federal, state or local, as may pertain to the conduct of its cable television business, and in sending, receiving and distributing the Pay CATV Programming, including but not limited to, the rules and regulations of the FCC, and the requirements of all franchises, permits, and approvals issued by regulatory authorities.

         11. Representations and Warranties of Distributor.

         Distributor hereby represents and warrants to Operator as follows:

         11.1 Distributor is a corporation duly organized, validly existing, and in good standing with full corporate power to conduct its business and operations under the laws of the State of Delaware and where otherwise required in the opinion of its counsel; and has full power and authority to execute, deliver, and perform this Agreement, and any other documents or instruments contemplated herein or required hereby.

         11.2 The execution, delivery and performance of this Agreement and the compliance with and fulfillment of the terms and conditions hereof, will not as of the date hereof (i) violate any provisions of any federal, state or local laws, statutes or ordinances, rules or regulations, judicial or administrative orders, awards, judgments or decrees applicable to Distributor; (ii) conflict with, result in a breach of, or constitute a default under, any material agreement, license, franchise or instrument to which Distributor is a party or by which it is bound; or (iii) conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default under, its Articles or Certificate of Incorporation or Bylaws.

         11.3 Distributor is a party to, and in substantial compliance with, all necessary contracts and agreements with program suppliers to enable it to perform satisfactorily all obligations on its part to be performed under this Agreement and has all rights and privileges necessary to empower it to sell (or redistribute) the Pay CATV Programming to Operator in the manner contemplated by this Agreement, to make available to Operator the items specified in Section 3.4 and to grant the licenses and sublicenses specified in Section 3.4.

         12. Covenant of Operator.

         Operator agrees that its carriage of the Pay CATV Programming supplied pursuant to this Agreement shall be subject to reasonable rules, regulations, and restrictions imposed by Distributor in order to ensure compliance with Distributor's Pay Programming Agreements.

         13. Indemnity.

         13.1 Operator agrees and obligates itself to indemnify and hold harmless Distributor and its officers, directors, shareholders and employees and the respective successors and assigns of any thereof from and against any and all claims, judgments, liabilities, losses or expenses (including reasonable attorney's fees) that Distributor or any such indemnitee may suffer arising from or related to any breach of Operator's covenants, representations or warranties under this Agreement. Distributor agrees to indemnify and hold harmless Operator, its officers, partners and employees and the officers, directors and employee's of its corporate partners and the respective successors and assigns of any thereof from and against any and all claims, judgments, liabilities, losses or expenses (including reasonable attorney's fees) that Operator or any such indemnitee may suffer as a result of (a) any breach by Distributor of its covenants, representations or warranties under this Agreement or (b) a breach by Distributor of the terms of Distributor's Pay Programming Agreements in connection with the provision of Pay CATV Programming to the Systems if by virtue of such breach the suppliers of such Pay CATV Programming assert a claim directly against Operator or any such indemnitee, provided that such breach by Distributor is not a result of a breach by Operator of its covenants hereunder. No claim for indemnity hereunder shall be based upon, or include as a measure of damages, lost profits or other consequential damages.

         13.2 Whenever it shall come to the attention of a party that it has suffered or incurred, or may suffer or incur, any loss with respect to a single item or an aggregate of items covered by Section 13.1, such party shall promptly so notify the other party in writing. The other party shall have the right to defend against any claims or actions by third parties giving rise to any such loss, damage, cost or expense to the fullest extent permitted by law. Such other party agrees that it will not settle or permit the settlement of any matter giving rise to any loss without the prior written consent of the aggrieved party, which shall not be unreasonably withheld.

         13.3 Each party agrees that its sole and exclusive remedy for a breach of this Agreement by the other party hereto shall be as provided in this Section 13.

         14. Limitation of Liability.

         Distributor shall not be liable for nonperformance or delay in performance of its obligations hereunder due wholly or partly to any cause not within its control nor avoidable by reasonable diligence.

         15.Assignment and Delegation.

         Neither party may assign this Agreement or any right accruing hereunder or delegate its performance in whole or in part, unless approved prior thereto in writing by the other party in its sole and absolute discretion; provided, however, that Distributor may assign its rights and delegate its obligation of performance hereunder without the prior consent of Operator if, and only if, such delegation is had at substantially the same terms and at the same cost as contemplated by this Agreement, and provided that such assignment and delegation shall not relieve Distributor of its obligations under this Agreement. Any such assignment or delegation without such prior approval except as provided in the previous sentence shall be null and void.

         16. Notification.

         Any notice or communication given pursuant to this Agreement shall be in writing and delivered or mailed by certified mail, return receipt requested, postage prepaid mailed notices shall be deemed given three days after the date when duly mailed) as follows:

         If to Distributor to:

             President
             Satellite Services, Inc.
             Call Box 22595
             Wellshire Station
             Denver, Colorado  80222

         With a copy to the same address, marked:

             Attention:  Legal Department

         If to Operator or the Management Committee to:

             Bresnan Communications Company
              Limited Partnership
             709 Westchester Avenue
             White Plains, New York  10604

             Attention:  William Bresnan, President

         With a copy to:

             Shea & Gould
             330 Madison Avenue
             New York, New York  10017

             Attention:  Samuel Bergman, Esq.

or to such other address or addresses as either party may designate by notice given pursuant hereto.

         17. Amendments and Waivers.

         This Agreement may be amended, modified or cancelled, and any terms, covenants or conditions hereof may be waived, only by a written instrument executed by the parties hereto or, in the case of a waiver, by the party waiving noncompliance. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

         18. Entire Agreement.

         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, superseding all prior agreements or understandings, written or oral.

         19. Captions.

         Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions.

         20. Severability.

         If any provision of this Agreement or the application thereof to any person or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, provided that the parties shall negotiate in good faith with respect to an equitable modification of the provision or application thereof held to be invalid.

         21. Governing Law.

         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflict of laws.

         22. Counterparts.

         This Agreement may be executed in multiple counterparts, each of which shall be considered an original and all of which shall constitute one and the same instrument.

         23. Binding Effect.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto and, subject to Section 15, their respective successors and assigns. The provisions of this Agreement are for the exclusive benefit of the parties hereto and their permitted assigns, and no other person is intended to be a third party beneficiary or to have any rights by virtue of this Agreement.

         24. Confidentiality.

         All information obtained by Distributor or Operator pursuant to this Agreement and in connection with the negotiation thereof, except as required by performance of this Agreement and except as otherwise required by law, shall be maintained, and will be maintained, in confidence, by Distributor and Operator and their respective employees.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                          SATELLITE SERVICES, INC.



                                          By:  /s/ Donne F. Fisher
                                             -----------------------------------
                                               Pres.


                                          RESNAN COMMUNICATIONS COMPANY
                                             LIMITED PARTNERSHIP

                                          By:  TCID OF MICHIGAN, INC.,
                                               General Partner



                                          By:  /s/ Donne F. Fisher
                                             -----------------------------------
                                               Pres.


                                          By:  BRESNAN COMMUNICATIONS, INC.,
                                               General Partner



                                          By:  /s/ William J. Bresnan
                                             -----------------------------------
                                               Pres.

                                    EXHIBIT A

                               COMMUNITIES SERVED

                                Calumet, Michigan
                                Escanaba, Michigan
                                Ironwood, Michigan
                                Iron Mountain, Michigan
                                Sault Ste. Marie, Michigan
                                Marquette, Michigan

                                    EXHIBIT B

                                      PLAN

                                    EXHIBIT C

                               SAMPLE REPORT FORMS

                            SUBSCRIBER COUNTS FOR SSI


CATV and Pay Programming license fees are based on subscriber counts and rates, therefore, figures submitted must be as accurate as possible. Our records are audited on a regular basis by suppliers.

Before you start you should have your previous month's subscriber counts handy to check for reasonableness when pulling present month's counts.

If more than one system shares a computer report, you must break out each franchise area according to GL number. If all franchise areas are under one GL number but only one franchise area carries a certain CATV program, such as Nickelodeon, WGN, etc., we must have you pull this count from the total and supply us with a list of programs carried by the franchise area. Also, we must be informed of all services carried on a "tier" along with the monthly tier count. A "tier" is defined as CATV programming viewed only by those subscribers who pay an additional fee.

If a system includes tax in with basic or Pay subscriber rates, you must record the subscriber rate without tax.

Systems on "Cable Data" will need the following reports:

         1. Detail of Income Charged, Month-to-Date, Area ALL (in most systems it is Report W).

              a.   Detail of Income Charged: Refer to columns - Service
                     Description and Counts Item

              b.   Service Description - This will describe the type of service and its rate. i.e., HBO Service, 11.95, 3468.

              c.   Count Item - This is the second column of numbers and is the number across from the rate. i.e., HBO Service, 11.95, 3468.

              d.   Basic Commercial Accounts:

                   When you pick up your Commercial Accounts generally called "Comm Non Stand," you must divide your basic sub rate into your non-standard revenue in order to arrive at equivalent billing units.

              e.   HBO and Showtime Commercial Accounts:

                   Hotels and motels must be reported separately-- do not include in with regular HBO, Showtime, or another pay subscribers. We receive a discount rate for Commercial Accounts from most suppliers.

         2.   Management Analysis - System Status - Report J:

              This report is used when free service is not listed on the Detail of Income Charged. On the last page of this report you will find a section labeled ALL, at the far right a column, headed Free Outlets will be found. Refer to the Co. listed below ALL and this will describe the number of subscribers and what service is given free each month. i.e., Co. 1 (Basic Service) Count is 1.

                            SUBSCRIBER COUNTS FOR SSI

Systems on Cablefacts will need as follows:

    1. Accounting Analysis -           This is used to determine the bulk count.
                                       Use the franchise "ALL" report. Divide
                                       your Basic Commercial Non-standard Bulk
                                       revenue by your Basic Subscriber rate and
                                       this will give you Equivalent Billing
                                       Units. You need to list your HBO and
                                       Showtime Bulk Accounts separately i.e.,
                                            HBO bulk - . . . . . rooms
                                            Showtime bulk - . . . . .rooms
                                       Do not include Pay Bulk Accounts in with Residential Subscribers.

    2. Management Summary -            Refer to the "Service Count
                                       Reconciliation and Activity" section.
                                       Only the basic, tier and free counts
                                       should be taken from this report as all
                                       of the pay services generally include
                                       combos. The count recorded is the number below the month in which the monthly reports were processed, i.e., date processed is 10/20/83, use the count below 10/83. Use only the count across the basic rate. i.e., 1st 7.95 4,504 record 4,504 2nd 2.50 753 do not record
                                       The only time the total count for a code is recorded is when the rates for the additional outlets equal the first outlet.

     3. Customer profile -             This describes the codes and the rates
                                       for basic, Pay TV and combos.

     4. Billing Dunning -              This gives the count for straight Pay TV
                                       and their combos. Please be very careful picking up counts.

        Pay TV Combination
            Summary -                  This report also lists the subscriber
                                       count for straight Pay TV and their
                                       combinations. Use as for the Management
                                       Summary the count below for the month in which the report was processed.


The Cablefacts report does not supply us with combination, and, in some instances, full pay rates to subscribers; but this should be available at the system level. Please include these rates with the counts.

If you have any questions concerning the above, please call Joan Kraeft at (303) 694-3405.

                            SATELLITE SERVICES, INC.
                        Call Box 22595, Wellshire Station
                             Denver, Colorado 80222

                             SUBSCRIBER DATA REPORT


SYSTEM: ____________________                                                        For the Month of __________________

                                                                            REVENUE DIVIDED BY
                                       SUBSCRIBER         SUBSCRIBER         RESIDENTIAL RATE            # OF ROOMS
                                          RATE               COUNT           EQUALS BULK EBU'S           HOTEL/MOTEL
                                     --------------     ---------------     -------------------      -------------------
                                                                                                       as per attached
                                                                                                            list
BASIC
     Residential
                                     --------------     ---------------
     Rooms-Hotel/Motels
                                     --------------                                                  -------------------
     EBU Bulk
                                                                            -------------------
     Tier*
                                     --------------     ---------------
     Free Subs
                                                        ---------------
* We need to have a list of services carried on the tier

HBO
     Primary Residential
                                     --------------     ---------------
     Combos
                                     --------------     ---------------
     Bulk-Hotel/Motel Rooms
                                     --------------                                                  -------------------
     Free subs
                                     --------------     ---------------
         Total
                                     ==============     ===============                              ===================

SHOWTIME
     Primary Residential
                                     --------------     ---------------
     Dual
                                     --------------     ---------------
     Triple
                                     --------------     ---------------
     Quad
                                     --------------     ---------------
     Etc.
                                     --------------     ---------------
     Bulk-Hotel/Motel Rooms
                                     --------------                                                  -------------------
     Free subs
                                     --------------     ---------------
         Total
                                     ==============     ===============                              ===================

                            SATELLITE SERVICES, INC.
                        Call Box 22595, Wellshire Station
                             Denver, Colorado 80222

                             SUBSCRIBER DATA REPORT

SYSTEM: ____________________                                                        For the Month of __________________

                                                                            REVENUE DIVIDED BY
                                       SUBSCRIBER         SUBSCRIBER         RESIDENTIAL RATE            # OF ROOMS
                                          RATE               COUNT           EQUALS BULK EBU'S           HOTEL/MOTEL
                                     --------------     ---------------     -------------------      -------------------
                                                                                                       as per attached
                                                                                                            list
CINEMAX
     Primary Residential
                                     --------------     ---------------
     Dual
                                     --------------     ---------------
     Triple
                                     --------------     ---------------
     Quad
                                     --------------     ---------------
     Etc.
                                     --------------     ---------------
     Bulk-Hotel/Motel
                                     --------------                                                  -------------------
     Free Subs
                                     --------------     ---------------
         Total
                                     ==============     ===============                              ===================

THE DISNEY CHANNEL
     Primary Residential
                                     --------------     ---------------
     Combos
                                     --------------     ---------------
     Bulk-Hotel/Motel
                                     --------------                                                  -------------------
     Free Subs
                                     --------------     ---------------
         Total
                                     ==============     ===============                              ===================

THE MOVIE CHANNEL
     Primary Residential
                                     --------------     ---------------
     Combos
                                     --------------     ---------------
     Bulk-Hotel/Motel
                                     --------------                                                  ======================
     Free Subs
                                     --------------     ---------------
         Total
                                     ==============     ===============

                            SATELLITE SERVICES, INC.
                        Call Box 22595, Wellshire Station
                             Denver, Colorado 80222

                             SUBSCRIBER DATA REPORT


SYSTEM: ____________________                                                        For the Month of __________________

                                                                            REVENUE DIVIDED BY
                                       SUBSCRIBER         SUBSCRIBER         RESIDENTIAL RATE            # OF ROOMS
                                          RATE               COUNT           EQUALS BULK EBU'S           HOTEL/MOTEL
                                     --------------     ---------------     -------------------      -------------------
                                                                                                       as per attached
                                                                                                            list
GALAVISION
     Primary Residential
                                     --------------     ---------------
     Combos
                                     --------------     ---------------
     Bulk-Hotel/Motel
                                     --------------                                                  -------------------
     Free Subs
                                     --------------     ---------------
         Total
                                     ==============     ===============                              ===================

PRISM
     Primary Residential
                                     --------------     ---------------
     Combos
                                     --------------     ---------------
     Bulk-Hotel/Motel
                                     --------------                                                  -------------------
     Free Subs
                                     --------------     ---------------
         Total
                                     ==============     ===============                              ===================

HOME THEATRE NETWORK
     Primary Residential
                                     --------------     ---------------
     Combos
                                     --------------     ---------------
     Bulk-Hotel/Motel
                                     --------------                                                  -------------------
     Free Subs
                                     --------------     ---------------
         Total
                                     ==============     ===============                              ===================

Z-CHANNEL
     Primary Residential
                                     --------------     ---------------
     Combos
                                     --------------     ---------------
     Bulk-Hotel/Motel
                                     --------------                                                  -------------------
     Free Subs
                                     --------------     ---------------
         Total
                                     ==============     ===============                              ===================

                            SATELLITE SERVICES, INC.
                        Call Box 22595, Wellshire Station
                             Denver, Colorado 80222

                             SUBSCRIBER DATA REPORT

SYSTEM: ____________________                                                        For the Month of __________________

                                                                            REVENUE DIVIDED BY
                                       SUBSCRIBER         SUBSCRIBER         RESIDENTIAL RATE            # OF ROOMS
                                          RATE               COUNT           EQUALS BULK EBU'S           HOTEL/MOTEL
                                     --------------     ---------------     -------------------      -------------------
                                                                                                       as per attached
                                                                                                            list
SPORTSTIME
     Primary Residential
                                     --------------     ---------------
     Combos
                                     --------------     ---------------
     Bulk-Hotel/Motel
                                     --------------                                                  -------------------
     Free Subs
                                     --------------     ---------------
         Total
                                     ==============     ===============                              ===================

TO:               SATELLITE SERVICES, INC.


                              C E R T I F I C A T E


I, _________________________, am the duly elected and acting Controller* of _________________________ and hereby certify that the Subscriber Data Report attached hereto is complete and correct as of the month ended _______________.



                                              -----------------------------
                                                      (company name)



                                          By: _____________________________

* If system does not have a Controller, the System Manager must certify above.